UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2022
NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)
New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Announcement of the Election of Michael O’Sullivan to the NJR Board

On October 27, 2022, the board of directors (the “Board”) of NJR increased the size of the Board from eleven to twelve directors and unanimously elected Michael O’Sullivan as a director, effective as of October 27, 2022. Mr. O’Sullivan will stand for re-election as a director at NJR’s Annual Meeting of Shareowners to be held on January 25, 2023 (the “2023 Annual Meeting”).

In connection with his election to the Board, Mr. O’Sullivan will receive cash and equity compensation consistent with the Company’s Non-Employee Director Compensation Plan, as amended. Other than this standard compensation arrangement, there are no arrangements or understandings between Mr. O’Sullivan and any other person pursuant to which he was elected as a director. Mr. O’Sullivan is not party to a transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

In addition, Mr. David A. Trice, age 74, who has been a director since 2004 and whose term expires at the 2023 Annual Meeting has announced that he will not stand for re-election to the Board and will therefore retire from the Board effective at the 2023 Annual Meeting.  Further, Mr. Robert B. Evans, age 74, who has been a director since 2009, has announced that he will retire from the Board effective at the 2023 Annual Meeting.

The Board has determined to decrease the size of the Board from twelve to ten directors effective at the 2023 Annual Meeting.

NJR issued a press release announcing the election of Mr. O’Sullivan to the Board (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description

99.1	Press Release dated October 31, 2022.

104	Cover page in Inline XBRL format.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 31, 2022	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer